SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2001


                                   SWWT, INC.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                        0-25942              84-1167603
            --------                        -------              ----------
(State or other jurisdiction of           (Commission         (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


        c/o East River Ventures II, L.P.
        645 Madison Avenue, 22nd Floor, New York, NY                   10022
        --------------------------------------------                   -----
                    (Address of principal executive offices)       (Zip Code)

                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS

         On July 25, 2001, the Company issued a press release announcing it had entered into a merger agreement with SanVision Technology, Inc., an IT solutions company specializing in e-business software and services focused on the financial industry. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit Number                              Description
--------------                              -----------

     99.1               Press Release dated July 25, 2001 issued by the Company.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 25, 2001                By:      /s/ Walter A. Carozza
                                            ------------------------------------
                                            Walter A. Carozza
                                            Director and Authorized Signatory